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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through December 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                          Pioneer AMT-Free
                          Municipal Fund

--------------------------------------------------------------------------------
                          Annual Report | December 31, 2016
--------------------------------------------------------------------------------

                          Ticker Symbols:

                          Class A     PBMFX
                          Class C     MNBCX
                          Class Y     PBYMX

                          [LOGO] PIONEER
                                 Investments(R)
                          visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          30

Notes to Financial Statements                                                 37

Report of Independent Registered Public Accounting Firm                       45

Approval of Investment Advisory Agreement                                     47

Trustees, Officers and Service Providers                                      52

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in US employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when US gross domestic product
(GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw US equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the US economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of US stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in US Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016, with a rally in the energy sector following the recovery in oil and other commodity prices last February bolstering the high-yield market's performance. Meanwhile, the Bloomberg Barclays US Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The US economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican-controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on US GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," US GDP growth appeared to settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

While economic conditions inside the US appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 3

Portfolio Management Discussion | 12/31/16

In the following interview, David Eurkus, lead portfolio manager of Pioneer AMT-Free Municipal Fund, discusses the investment environment for municipal bonds during the 12-month period ended December 31, 2016, the Fund's investment strategies, its performance during the period, and his outlook for the municipal bond market. Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2016?

A For its most recent fiscal year ended December 31, 2016, Pioneer AMT-Free Municipal Fund's Class A shares returned -0.50% at net asset value, while the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 0.25%. During the same period, the average return of the 262 mutual funds in Lipper's General & Insured Municipal Debt Funds Category was 0.04%, and the average return of the 161 mutual funds in Morningstar's Municipal National Long Funds Category was 0.00%.

Q How would you describe the investment environment for tax-exempt bonds during the 12-month period ended December 31, 2016?

A Following the Federal Reserve's (the Fed's) initial move to normalize short-term interest rates at the end of 2015, the 2016 calendar year began with geopolitical and market turmoil, news of additional weakness in China's economy, and declines in commodity prices. Markets then recovered in mid-February and continued to rally in March, closing the first quarter of the year relatively unchanged. At the end of March, Fed Chair Janet Yellen indicated that the U.S. central bank would take a more cautious approach regarding future rate increases, a softer tone than the Fed had signaled towards the end of 2015. U.S. gross domestic product (GDP) growth in the first quarter of 2016 was weak, and though growth improved in the second quarter, overall U.S. economic activity for the first half of the Fund's fiscal year was tepid. Following the June 24 referendum in the United Kingdom (U.K.) that resulted in a "yes" vote for the U.K. to leave the European Union, global equity markets sold off sharply and there was a massive flight to quality by investors into U.S. Treasuries and other so-called "safe haven" fixed-income issues.

4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

    During the third and fourth quarters of the Fund's fiscal year, states and municipalities brought record supply to the tax-exempt market, as issuers were able to refinance and issue new bonds at very low interest rates. In addition, the European Central Bank's announcement that it might soon begin to "taper" its quantitative easing measures and make a lower volume of monthly asset purchases, which have been keeping European fixed-income rates low, unsettled the global bond market.

    In the fourth quarter, Donald Trump's election as the 45th President of the U.S. sparked a rally that pushed stock prices higher, based on prospects for tax cuts, infrastructure spending, deregulation, and more jobs, all of which were significant themes during Mr. Trump's campaign. On the other hand, the bond markets slumped heavily due to worries over increased inflation expectations. As bond prices declined, municipal bond yields rose sharply, along with Treasury yields.

    The pace and magnitude of municipal bond underperformance following the November election rivaled other similar municipal market disruptions over the past 10 years, including the 2008 financial crisis and Puerto Rico's bankruptcy, as investors grew concerned about possible changes in tax policy regarding municipal bonds. As a result, tax-exempt securities sold off sharply. The concerns eased in December, however, and municipals recovered some of their losses by the end of the year.

Q What were your principal investment strategies in managing the Fund's portfolio during the 12-month period ended December 31, 2016?

A Our principal investment strategy for the portfolio is to purchase and hold discounted longer-term municipal bonds, as these investments offer the highest yields in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy can enable the Fund to outperform its benchmark and its municipal fund peers. The Fund also continues to have a strong focus on sectors that are vital to the regional and national economies. The sectors include health care/hospitals, public and private education, power/energy and transportation.

    During the 12-month period, we maintained our emphasis on overall portfolio quality. As of December 31, 2016, 74.5% of the portfolio's assets were rated A or better, including 24.6% rated AAA or the equivalent. In addition, the Fund's investments are broadly diversified across a wide range of municipal bond sectors.

*   Diversification does not assure a profit nor protect against loss.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 5

Q What were the most significant contributors to and detractors from the Fund's benchmark-relative performance during the 12-month period ended December 31, 2016?

A The Fund slightly underperformed the Bloomberg Barclays Index during the 12-month period. At the individual security level, the biggest detractors from the Fund's benchmark-relative performance included industrial development bonds in Pennsylvania, tobacco settlement bonds from Rhode Island, and hospital bonds in Illinois.

    The most significant positive contributors to the Fund's benchmark-relative performance during the period included investments in tobacco settlement bonds in Virginia, education bonds from Massachusetts, and energy-related bonds in Louisiana.

Q The Fund's distributions to shareholders gradually declined from $0.042 per share to $0.032 per share over the 12-month period ended December 31, 2016. Would you explain the reasons for the decline?

A In a time of record-low interest rates that caused more and more higher-yielding municipal bonds to be called and pre-refunded by their issuers, we had to reinvest the assets at gradually lower municipal market interest rates, which generated a reduced level of income for the Fund. With the recent declines in tax-free bond yields, municipal funds are currently investing in bonds carrying lower yields than we have seen over the past several years.

Q   What is your outlook?

A In an uncertain political environment, we think that U.S. economic growth will nevertheless remain reasonably steady. Although the Fed has once again predicted three or four interest-rate hikes for 2017 - as it also did a year ago - we are skeptical that economic growth and inflation will merit that number of rate increases this year. Therefore, we look for a moderately stable interest-rate environment, with the possibility of somewhat lower rates on medium- to longer-term municipal bonds in the second half of the year.

    The current expectation is for defaults within the municipal bond market to remain low and possibly decline as the U.S. economy improves. With ratios of tax-free yields to Treasury yields at high levels, we believe that municipal bonds remain attractive investments when compared with Treasuries and corporate bonds.

    We are currently maintaining a Fund duration that is in line with that of the Bloomberg Barclays Index. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

    We will continue to hold select, long-term tax-exempt bonds in the Fund's portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to monitor closely the Fund's holdings to help ensure their integrity and credit quality, the timely repayment of principal, and interest payments on the investments. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

    We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking high income that is free from Federal income taxes.

Please refer to the Schedule of Investments on pages 15-29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 7

Portfolio Summary | 12/31/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         21.1%
Education                                                                  18.3%
Health                                                                     13.0%
Special Revenues                                                           12.0%
Insured                                                                     9.6%
Transportation                                                              6.5%
Water & Sewer                                                               4.3%
Escrowed                                                                    4.3%
Pollution Control Revenue                                                   4.2%
Power                                                                       4.0%
Various Revenues                                                            1.7%
Housing                                                                     0.9%
Reserves                                                                    0.1%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology -Series K, 5.5%, 7/1/32                                               2.00%
-------------------------------------------------------------------------------------------------------
 2. Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                                     1.41
-------------------------------------------------------------------------------------------------------
 3. Dallas Area Rapid Transit, 5.0%, 12/1/33                                                      1.23
-------------------------------------------------------------------------------------------------------
 4. Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                                     1.19
-------------------------------------------------------------------------------------------------------
 5. University of Virginia, 4.0%, 4/1/45                                                          1.12
-------------------------------------------------------------------------------------------------------
 6. State of Washington, 5.0%, 7/1/30                                                             1.08
-------------------------------------------------------------------------------------------------------
 7. Texas Private Activity Bond Surface Transportation Corp., Sr Lien-LBJ Infrastructure,
    7.0%, 6/30/40                                                                                 1.07
-------------------------------------------------------------------------------------------------------
 8. Forsyth County Water & Sewerage Authority, 5.0%, 4/1/41                                       1.02
-------------------------------------------------------------------------------------------------------
 9. Massachusetts Development Finance Agency, Partners Healthcare Systems, 5.0%, 7/1/31           1.01
-------------------------------------------------------------------------------------------------------
10. County of Fairfax Virginia, 4.0%, 10/1/34 (ST AID WITHHLDG Insured)                           1.00
-------------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Prices and Distributions | 12/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      12/31/16                        12/31/15
--------------------------------------------------------------------------------
           A                         $14.12                          $14.60
--------------------------------------------------------------------------------
           C                         $14.00                          $14.48
--------------------------------------------------------------------------------
           Y                         $14.08                          $14.56
--------------------------------------------------------------------------------

Distributions per Share: 1/1/16 - 12/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term            Long-Term
         Class         Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A            $0.4200             $    --               $    --
--------------------------------------------------------------------------------
           C            $0.3069             $    --               $    --
--------------------------------------------------------------------------------
           Y            $0.4564             $    --               $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 9

Performance Update | 12/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                    Net            Public          Bloomberg
                    Asset          Offering        Barclays
                    Value          Price           Municipal
Period              (NAV)          (POP)           Bond Index
--------------------------------------------------------------------------------
10 years             4.43%          3.95%          4.25%
5 years              4.77           3.81           3.28
1 year              -0.50          -4.99           0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross          Net
--------------------------------------------------------------------------------
                    0.83%          0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer AMT-Free          Bloomberg Barclays
                       Municipal Fund            Municipal Bond Index
12/06                  $ 9,550                   $10,000
12/07                  $ 9,686                   $10,336
12/08                  $ 8,248                   $10,080
12/09                  $10,228                   $11,382
12/10                  $10,448                   $11,653
12/11                  $11,674                   $12,900
12/12                  $13,177                   $13,774
12/13                  $12,474                   $13,422
12/14                  $14,172                   $14,637
12/15                  $14,810                   $15,120
12/16                  $14,736                   $15,158

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Performance Update | 12/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal
Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                                   Bloomberg
                                                   Barclays
                    If             If              Municipal
Period              Held           Redeemed        Bond Index
--------------------------------------------------------------------------------
10 Years             3.61%          3.61%          4.25%
5 Years              3.98           3.98           3.28
1 Year              -1.27          -1.27           0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer AMT-Free          Bloomberg Barclays
                       Municipal Fund            Municipal Bond Index
12/06                  $10,000                   $10,000
12/07                  $10,067                   $10,336
12/08                  $ 8,500                   $10,080
12/09                  $10,450                   $11,382
12/10                  $10,581                   $11,653
12/11                  $11,728                   $12,900
12/12                  $13,139                   $13,774
12/13                  $12,344                   $13,422
12/14                  $13,918                   $14,637
12/15                  $14,438                   $15,120
12/16                  $14,255                   $15,158

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 11

Performance Update | 12/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal
Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                    Net            Bloomberg
                    Asset          Barclays
                    Value          Municipal
Period              (NAV)          Bond Index
--------------------------------------------------------------------------------
10 Years             4.69%         4.25%
5 Years              5.04          3.28
1 Year              -0.25          0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross          Net
--------------------------------------------------------------------------------
                    0.64%          0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer AMT-Free          Bloomberg Barclays
                       Municipal Fund            Municipal Bond Index
12/06                  $5,000,000                $5,000,000
12/07                  $5,083,628                $5,167,986
12/08                  $4,343,268                $5,040,114
12/09                  $5,395,170                $5,690,973
12/10                  $5,521,352                $5,826,375
12/11                  $6,186,559                $6,449,783
12/12                  $6,997,951                $6,887,066
12/13                  $6,641,233                $6,711,209
12/14                  $7,561,918                $7,318,598
12/15                  $7,929,563                $7,560,240
12/16                  $7,909,454                $7,578,996

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for periods prior to the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2016 through December 31, 2016.

--------------------------------------------------------------------------------
Share Class               A                        C                       Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00               $1,000.00               $1,000.00
Value on 7/1/16
--------------------------------------------------------------------------------
Ending Account         $  943.84               $  939.75               $  944.96
Value on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid          $    3.96               $    7.61               $    2.69
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.56% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

--------------------------------------------------------------------------------
Share Class               A                        C                       Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00               $1,000.00               $1,000.00
Value on 7/1/16
--------------------------------------------------------------------------------
Ending Account         $1,021.06               $1,017.29               $1,022.37
Value on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid          $    4.12               $    7.91               $    2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.56% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Schedule of Investments | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 98.8% (e)
                                    Arizona -- 1.9%
         10,000,000                 City of Mesa Arizona Utility System Revenue,
                                    3.25%, 7/1/29                                               $     9,984,800
          8,000,000                 City of Phoenix Arizona, 5.0%, 7/1/27 (f)                         9,693,760
          1,000,000                 Maricopa County Pollution Control Corp., Southern
                                    California Ed Co-A, 5.0%, 6/1/35                                  1,078,840
             19,000                 The Industrial Development Authority of the County
                                    of Pima, Ariz Charter Schools Project-Series C,
                                    6.75%, 7/1/31                                                        19,095
            500,000                 The Industrial Development Authority of the County
                                    of Pima, Paradise Ed Center Project, 6.1%, 6/1/45                   552,990
                                                                                                ---------------
                                                                                                $    21,329,485
---------------------------------------------------------------------------------------------------------------
                                    California -- 8.9%
         10,000,000                 Alameda Corridor Transportation Authority,
                                    10/1/31 (NATL Insured) (c)                                  $     5,656,300
          2,260,000                 Anaheim Public Financing Authority, 9/1/22
                                    (AGM Insured) (c)                                                 1,939,758
         12,595,000                 Anaheim Public Financing Authority, 9/1/36
                                    (AGM Insured) (c)                                                 5,550,113
         20,000,000                 California County Tobacco Securitization Agency,
                                    Cap Apprec., Stanislaus-Sub A, 6/1/46 (c)                         2,388,800
          3,115,000                 California County Tobacco Securitization Agency,
                                    Cap Apprec-Asset-Backed-Gold Country, 6/1/33 (c)                  1,214,227
          6,400,000                 California Educational Facilities Authority, Stanford
                                    University, Series U6, 5.0%, 5/1/45                               8,170,624
          2,345,000                 California Municipal Finance Authority,
                                    5.25%, 2/1/37                                                     2,349,502
          1,655,000                 California Municipal Finance Authority, 5.25%,
                                    2/1/37 (Pre-Refunded)                                             1,661,173
          3,575,000                 California Statewide Communities Development
                                    Authority, 6.0%, 8/15/42                                          4,091,409
          4,000,000                 California Statewide Communities Development
                                    Authority, Insured-Enloe Medical Center, 5.75%,
                                    8/15/38 (CAMTG INS Insured)                                       4,294,160
         10,000,000                 California Statewide Communities Development
                                    Authority, Insured-St Joseph-B, 5.75%,
                                    7/1/47 (FGIC Insured)                                            10,683,400
          5,000,000                 City of San Francisco California Public Utilities
                                    Commission Water Revenue, 4.0%, 11/1/33                           5,264,250
          7,000,000                 City of San Francisco California Public Utilities
                                    Commission Water Revenue, 4.0%, 11/1/34                           7,338,660
          2,100,000                 Fresno Joint Powers Financing Authority, Exhibit
                                    Hall Expansion Project, 4.75%, 9/1/28
                                    (AMBAC Insured)                                                   2,054,787
         15,000,000                 Golden State Tobacco Securitization Corp.,
                                    5.125%, 6/1/47                                                   13,219,350
          3,000,000                 Long Beach Bond Finance Authority, 5.5%, 11/15/37                 3,642,300

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    California -- (continued)
          2,180,000                 Pomona Unified School District, 6.55%, 8/1/29
                                    (NATL Insured) (f)                                          $     2,790,683
          3,000,000                 Rialto Redevelopment Agency, 6.25%, 9/1/37                        3,217,290
          1,500,000                 San Jose Evergreen Community College District,
                                    5.0%, 8/1/41 (f)                                                  1,677,195
          1,500,000                 Santa Cruz County Redevelopment Agency, 6.625%,
                                    9/1/29 (Pre-Refunded)                                             1,702,620
          1,405,000                 Santa Maria Joint Union High School District,
                                    Cap-Aprec. Election 2004, 8/1/27 (NATL
                                    Insured) (c) (f)                                                    904,160
          3,750,000                 Tobacco Securitization Authority of Southern
                                    California, 5.0%, 6/1/37                                          3,562,500
          1,125,000                 Tobacco Securitization Authority of Southern
                                    California, 5.125%, 6/1/46                                        1,025,291
          6,895,000                 Yuba Community College District, 3.0%, 8/1/32 (f)                 6,475,508
                                                                                                ---------------
                                                                                                $   100,874,060
---------------------------------------------------------------------------------------------------------------
                                    Colorado -- 0.7%
          2,500,000                 Regional Transportation District, Denver Trans.
                                    Partners, 6.0%, 1/15/26                                     $     2,781,300
          1,250,000                 Regional Transportation District, Denver Trans.
                                    Partners, 6.0%, 1/15/34                                           1,387,975
          1,000,000                 Regional Transportation District, Denver Trans.
                                    Partners, 6.0%, 1/15/41                                           1,108,590
          2,000,000                 Regional Transportation District, Denver Trans.
                                    Partners, 6.5%, 1/15/30                                           2,258,640
                                                                                                ---------------
                                                                                                $     7,536,505
---------------------------------------------------------------------------------------------------------------
                                    Connecticut -- 0.3%
          3,000,000                 The Metropolitan District, 3.0%, 3/1/29 (f)                 $     2,931,510
---------------------------------------------------------------------------------------------------------------
                                    Delaware -- 0.4%
          4,975,000                 Delaware State Economic Development Authority,
                                    Exempt Facility-Indian River Power,
                                    5.375%, 10/1/45                                             $     5,107,832
---------------------------------------------------------------------------------------------------------------
                                    District of Columbia -- 2.5%
         95,000,000                 District of Columbia Tobacco Settlement Financing
                                    Corp., 6/15/46 (c)                                          $    10,000,650
         10,000,000                 District of Columbia Tobacco Settlement Financing
                                    Corp., 6.75%, 5/15/40                                            10,332,700
          7,950,000                 District of Columbia, Deed Tax-Housing Production Tr
                                    Fd-Series A, 4.25%, 6/1/37 (NATL Insured)                         7,965,026
                                                                                                ---------------
                                                                                                $    28,298,376
---------------------------------------------------------------------------------------------------------------
                                    Florida -- 5.1%
          5,500,000                 County of Hillsborough Florida Utility Revenue,
                                    3.0%, 8/1/37                                                $     4,839,450
            405,000                 County of Madison Florida, First Mortgage-Twin Oaks
                                    Project-Series A, 6.0%, 7/1/25                                      238,938

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                       Florida -- (continued)
          5,000,000                    County of Miami-Dade Florida Aviation
                                       Revenue, 5.5%, 10/1/41 (Pre-Refunded)                    $     5,537,200
          3,500,000                    County of Orange Florida Water Utility System
                                       Revenue, 3.0%, 10/1/32                                         3,270,155
          5,645,000                    County of Orange Florida Water Utility System
                                       Revenue, 3.0%, 10/1/34                                         5,106,411
          3,000,000                    Escambia County Health Facilities Authority,
                                       Baptist hospital Inc Project-A, 6.0%, 8/15/36                  3,296,010
          1,390,000                    Florida Development Finance Corp., Renaissance
                                       Charter school-A, 6.0%, 9/15/30                                1,429,295
          5,000,000                    Florida's Turnpike Enterprise, Dept
                                       Transportation-Series A, 4.0%, 7/1/30                          5,275,200
          3,400,000                    St. Johns County Industrial Development
                                       Authority, Presbyterian Retirement-Series A,
                                       6.0%, 8/1/45                                                   3,888,580
         10,000,000                    State of Florida, 3.0%, 6/1/29 (f)                             9,906,800
          8,000,000                    State of Florida, 3.0%, 6/1/30 (f)                             7,800,800
          5,430,000                    State of Florida, 5.0%, 6/1/27 (f)                             6,572,689
                                                                                                ---------------
                                                                                                $    57,161,528
---------------------------------------------------------------------------------------------------------------
                                       Georgia -- 2.5%
          5,750,000                    Burke County Development Authority, Oglethorpe
                                       Power Corp Vogtle-E, 7.0%, 1/1/23                        $     6,049,978
         10,000,000                    Forsyth County Water & Sewerage Authority,
                                       5.0%, 4/1/41                                                  11,327,000
          2,000,000   2.00             Monroe County Development Authority, GA Power
                                       Co. Plant-Scherer, Floating Rate Note, 7/1/25                  2,008,640
          5,000,000                    Municipal Electric Authority of Georgia,
                                       5.0%, 1/1/28                                                   5,844,050
          2,750,000                    Private Colleges & Universities Authority, Emory
                                       University-Series A, 5.0%, 10/1/43                             3,090,972
                                                                                                ---------------
                                                                                                $    28,320,640
---------------------------------------------------------------------------------------------------------------
                                       Illinois -- 3.0%
          1,000,000                    Illinois Finance Authority, 4.0%, 3/1/38                 $       997,120
          8,540,000                    Illinois Finance Authority, 5.0%, 2/15/33                      8,862,641
          1,000,000                    Illinois Finance Authority, 5.0%, 2/15/36                      1,019,860
          1,500,000                    Illinois Finance Authority, 5.0%, 3/1/30                       1,706,640
          1,000,000                    Illinois Finance Authority, American Water Capital
                                       Corp. Project, 5.25%, 5/1/40                                   1,055,890
          5,000,000                    Illinois Finance Authority, Centegra Health System,
                                       Series A, 5.0%, 9/1/42                                         5,147,250
          5,000,000                    Illinois Finance Authority, Roosevelt University
                                       Project, 6.5%, 4/1/39                                          5,107,650
          4,000,000                    Illinois Finance Authority, Silver Cross Hospital &
                                       Medical Centers, 5.5%, 8/15/30                                 4,143,120

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 17

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Illinois -- (continued)
          5,000,000                 Metropolitan Pier & Exposition Authority,
                                    McCormick Pl Convention, 7.0%,
                                    7/1/26 (Pre-Refunded)                                       $     6,269,750
                                                                                                ---------------
                                                                                                $    34,309,921
---------------------------------------------------------------------------------------------------------------
                                    Indiana -- 0.5%
          2,000,000                 Indiana Bond Bank, Special Prog-Hendricks
                                    Regional Health-A, 5.5%, 2/1/29
                                    (MORAL OBLIG Insured)                                       $     2,150,440
          3,000,000                 Indiana University, 4.0%, 6/1/42                                  3,088,620
            240,000                 Indianapolis Local Public Improvement Bond
                                    Bank, 6.0%, 1/10/20                                                 253,548
                                                                                                ---------------
                                                                                                $     5,492,608
---------------------------------------------------------------------------------------------------------------
                                    Louisiana -- 1.8%
          6,000,000                 Jefferson Parish Hospital Service District No. 2,
                                    East Jefferson General Hospital, 6.375%, 7/1/41             $     6,335,160
            245,000                 Louisiana Local Government Environmental
                                    Facilities & Community Development Authority,
                                    Capital Projects & Equipment Acquisition, 5.25%,
                                    12/1/18 (AMBAC Insured)                                             248,158
          7,250,000                 Louisiana Public Facilities Authority,
                                    5.5%, 5/15/47                                                     7,329,532
            500,000                 Louisiana State Citizens Property Insurance
                                    Corp., 5.0%, 6/1/24 (AGM Insured)                                   579,415
            400,000                 Louisiana State Citizens Property Insurance
                                    Corp., 5.0%, 6/1/24 (Pre-Refunded)                                  463,532
          5,160,000                 Parish of St. John the Baptist Louisiana,
                                    5.125%, 6/1/37                                                    5,160,000
                                                                                                ---------------
                                                                                                $    20,115,797
---------------------------------------------------------------------------------------------------------------
                                    Maine -- 1.0%
          4,500,000                 Maine Health & Higher Educational Facilities
                                    Authority, Maine General Medical Center,
                                    6.75%, 7/1/36                                               $     4,884,885
          3,040,000                 Maine Health & Higher Educational Facilities
                                    Authority, Maine General Medical Center,
                                    6.95%, 7/1/41                                                     3,322,811
          2,745,000                 University of Maine, 5.0%, 3/1/25 (AGM Insured)                   3,239,594
                                                                                                ---------------
                                                                                                $    11,447,290
---------------------------------------------------------------------------------------------------------------
                                    Maryland -- 3.3%
          3,000,000                 County of Frederick Maryland, Mount St Mary
                                    University, 5.625%, 9/1/38                                  $     3,000,540
            400,000                 Maryland Economic Development Corp., 5.0%,
                                    Sr Lien-Chesapeake Bay -- Series A, 12/1/16 (d)                     239,628
            900,000                 Maryland Economic Development Corp., 5.0%,
                                    Sr Lien-Chesapeake Bay -- Series B, 12/1/16 (d)                     539,163
          2,000,000                 Maryland Economic Development Corp.,
                                    Potomac, 6.2%, 9/1/22                                             2,192,360

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Maryland -- (continued)
          6,250,000                 Maryland Health & Higher Educational Facilities
                                    Authority, Ascension Health-Series B,
                                    5.0%, 11/15/51                                              $     6,771,438
          6,350,000                 State of Maryland, 3.0%, 3/1/30 (f)                               6,367,653
          5,175,000                 Washington Suburban Sanitary Commission,
                                    3.0%, 6/1/35 (f)                                                  4,934,311
          5,180,000                 Washington Suburban Sanitary Commission,
                                    3.0%, 6/1/37 (f)                                                  4,797,094
          3,880,000                 Washington Suburban Sanitary Commission,
                                    4.0%, 6/1/43 (f)                                                  4,039,196
          3,735,000                 Washington Suburban Sanitary Commission,
                                    4.0%, 6/1/44 (f)                                                  3,885,745
                                                                                                ---------------
                                                                                                $    36,767,128
---------------------------------------------------------------------------------------------------------------
                                    Massachusetts -- 19.0%
          1,095,000                 City of Beverly Massachusetts, 4.0%, 10/15/27 (f)           $     1,211,815
          1,095,000                 City of Beverly Massachusetts, 4.0%, 10/15/28 (f)                 1,202,365
          5,075,000                 City of Cambridge Massachusetts,
                                    3.0%, 2/15/35 (f)                                                 4,861,748
          2,720,000                 City of Cambridge Massachusetts,
                                    4.0%, 2/15/25 (f)                                                 3,092,450
          1,375,000                 City of Cambridge Massachusetts,
                                    4.0%, 2/15/26 (f)                                                 1,567,761
          6,400,000   1.14          Commonwealth of Massachusetts, Floating Rate
                                    Note, 11/1/25 (f)                                                 6,087,488
          1,300,000                 Concord & Carlisle Regional School District
                                    Massachusetts, 3.0%, 3/15/29 (f)                                  1,313,052
          1,300,000                 Concord & Carlisle Regional School District
                                    Massachusetts, 3.0%, 3/15/31 (f)                                  1,296,984
          1,300,000                 Concord & Carlisle Regional School District
                                    Massachusetts, 3.0%, 3/15/33 (f)                                  1,273,805
         12,175,000                 Massachusetts Bay Transportation
                                    Authority, 7/1/28 (c)                                             8,585,323
          5,000,000                 Massachusetts Department of Transportation,
                                    1/1/28 (NATL Insured) (c)                                         3,698,150
          5,000,000                 Massachusetts Development Finance Agency,
                                    4.0%, 7/15/36                                                     5,263,500
          1,500,000                 Massachusetts Development Finance Agency,
                                    5.0%, 10/1/35                                                     1,713,780
          4,000,000                 Massachusetts Development Finance Agency,
                                    5.0%, Boston University-Series X, 10/1/48                         4,429,880
         10,000,000                 Massachusetts Development Finance Agency,
                                    5.25%, 4/1/37                                                    11,114,400
            835,000                 Massachusetts Development Finance Agency,
                                    5.5%, 11/15/36 (Pre-Refunded)                                       898,410
          2,565,000                 Massachusetts Development Finance Agency,
                                    5.5%, 11/15/36 (Pre-Refunded)                                     2,759,786

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 19

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Massachusetts -- (continued)
          5,000,000                 Massachusetts Development Finance Agency,
                                    5.5%, 7/1/44                                                $     5,302,350
            655,000                 Massachusetts Development Finance Agency,
                                    Adventcare Project-Series A, 6.25%, 10/15/17                        668,696
          1,000,000                 Massachusetts Development Finance Agency,
                                    Babson College, 5.0%, 10/1/21                                     1,123,970
          1,000,000                 Massachusetts Development Finance Agency,
                                    Babson College, 5.0%, 10/1/22                                     1,116,690
          1,000,000                 Massachusetts Development Finance Agency,
                                    Berkshire Health System-Series G, 5.0%, 10/1/30                   1,083,320
          6,255,000                 Massachusetts Development Finance Agency,
                                    Broad Institute -Series A, 5.375%, 4/1/41                         6,964,692
            500,000                 Massachusetts Development Finance Agency,
                                    Evergreen Center, Inc., 5.5%, 1/1/35                                500,300
          1,000,000                 Massachusetts Development Finance Agency,
                                    Foxborough Regional Charter School-A,
                                    7.0%, 7/1/42                                                      1,089,990
          4,000,000                 Massachusetts Development Finance Agency,
                                    Lowell General Hospital-Series G, 5.0%, 7/1/44                    4,185,080
            400,000                 Massachusetts Development Finance Agency,
                                    Milford Regional Medical Center-Series F,
                                    5.625%, 7/15/36                                                     441,436
            500,000                 Massachusetts Development Finance Agency,
                                    Milford Regional Medical Center-Series F,
                                    5.75%, 7/15/43                                                      549,615
          2,000,000                 Massachusetts Development Finance Agency,
                                    Northeastern University, 4.0%, 10/1/35                            2,042,200
            450,000                 Massachusetts Development Finance Agency,
                                    Northeastern University-Series A, 5.0%, 3/1/39                      494,248
          2,700,000                 Massachusetts Development Finance Agency,
                                    Partners Healthcare Systems, 4.0%, 7/1/45                         2,701,917
          9,930,000                 Massachusetts Development Finance Agency,
                                    Partners Healthcare Systems, 5.0%, 7/1/31                        11,211,963
          1,000,000                 Massachusetts Development Finance Agency, Tufts
                                    Medical Center-Series I, 6.75%, 1/1/36                            1,142,480
          1,000,000                 Massachusetts Development Finance Agency, Tufts
                                    University, 4.0%, 8/15/38                                         1,018,980
          1,000,000                 Massachusetts Development Finance Agency,
                                    UMass Memorial-Series H, 5.125%, 7/1/26                           1,098,620
          6,185,000                 Massachusetts Development Finance Agency,
                                    WGBH Educational Foundation -Series A, 5.75%,
                                    1/1/42 (AMBAC Insured)                                            8,053,550
          1,680,000                 Massachusetts Development Finance Agency,
                                    Wheelock College-Series C, 5.25%, 10/1/29                         1,717,951
          3,320,000                 Massachusetts Development Finance Agency,
                                    Wheelock College-Series C, 5.25%, 10/1/37                         3,392,808
          1,585,000                 Massachusetts Development Finance Agency,
                                    Whitehead Inst Biomedical Research,
                                    5.0%, 6/1/25                                                      1,770,080

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Massachusetts -- (continued)
          4,200,000                 Massachusetts Development Finance Agency,
                                    Williams College-Series P, 5.0%, 7/1/43                     $     4,713,996
          2,500,000                 Massachusetts Development Finance Agency,
                                    Worcester Polytechnic Institute, 4.0%, 9/1/49                     2,520,375
          1,250,000                 Massachusetts Development Finance Agency,
                                    Worcester Polytechnic Institute, 5.0%, 9/1/50                     1,363,725
          3,220,000                 Massachusetts Health & Educational Facilities
                                    Authority, Boston Medical Center, 5.25%, 7/1/38                   3,407,179
            395,000                 Massachusetts Health & Educational Facilities
                                    Authority, Boston Medical Center, 5.25%,
                                    7/1/38 (Pre-Refunded)                                               417,961
          2,335,000                 Massachusetts Health & Educational Facilities
                                    Authority, Mass Eye & Ear Infirmary -- Series C,
                                    5.375%, 7/1/35                                                    2,495,625
         16,950,000                 Massachusetts Health & Educational Facilities
                                    Authority, Massachusetts Institute of
                                    Technology -Series K, 5.5%, 7/1/32                               22,246,876
          1,000,000                 Massachusetts Health & Educational Facilities
                                    Authority, Massachusetts Institute of
                                    Technology -Series O, 5.5%, 7/1/36 (Pre-Refunded)                 1,064,310
          2,000,000                 Massachusetts Health & Educational Facilities
                                    Authority, Northeastern University-Series T-2,
                                    4.125%, 10/1/37                                                   2,046,200
          1,000,000                 Massachusetts Port Authority, 5.0%, 7/1/32                        1,123,420
          1,000,000                 Massachusetts Port Authority, 5.0%, 7/1/33                        1,120,690
          7,000,000                 Massachusetts School Building Authority,
                                    5.0%, 8/15/29                                                     8,023,680
          3,975,000                 Massachusetts State College Building Authority,
                                    5.0%, 5/1/28 (ST INTERCEPT Insured)                               4,525,220
          2,420,000                 Massachusetts Water Resources Authority, 5.25%,
                                    8/1/36 (AGM Insured)                                              3,040,391
          5,000,000                 Town of Braintree Massachusetts, 5.0%, 5/15/25 (f)                6,027,400
          2,000,000                 Town of Chatham Massachusetts, 3.5%, 6/15/37 (f)                  2,013,780
          1,875,000                 Town of Lexington Massachusetts, 4.0%, 2/15/21 (f)                2,047,444
          1,305,000                 Town of Nantucket Massachusetts, 2.0%, 12/15/27 (f)               1,201,474
          1,955,000                 Town of Norwood Massachusetts, 2.125%, 7/15/30 (f)                1,712,639
          1,535,000                 Town of Plymouth Massachusetts, 3.375%, 5/1/32 (f)                1,542,721
          1,265,000                 Town of Plymouth Massachusetts, 3.5%, 5/1/35 (f)                  1,257,499
          1,590,000                 Town of Reading Massachusetts, 3.0%, 4/15/20 (f)                  1,659,801
          1,385,000                 Town of Reading Massachusetts, 3.0%, 4/15/22 (f)                  1,455,926
          1,625,000                 Town of Reading Massachusetts, 3.0%, 4/15/23 (f)                  1,721,996
          1,000,000                 Town of Wellesley Massachusetts, 4.0%, 6/1/41 (f)                 1,036,170
          4,000,000                 Town of Wellesley Massachusetts, 4.0%, 6/1/45 (f)                 4,132,880
          4,500,000                 Town of Wilmington Massachusetts,
                                    4.0%, 3/15/37 (f)                                                 4,632,030

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 21

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Massachusetts -- (continued)
          2,500,000                 University of Massachusetts Building Authority,
                                    5.0%, 11/1/39                                               $     2,807,475
          4,160,000                 Woods Hole Marthas Vineyard & Nantucket
                                    Steamship Authority, 4.0%, 3/1/28
                                    (ST GTD Insured)                                                  4,521,670
                                                                                                ---------------
                                                                                                $   213,922,186
---------------------------------------------------------------------------------------------------------------
                                    Michigan -- 0.3%
          3,050,000                 Michigan Public Educational Facilities Authority,
                                    Ltd Oblig-David Ellis-West Project, 5.875%, 6/1/37          $     3,053,660
---------------------------------------------------------------------------------------------------------------
                                    Minnesota -- 1.1%
          3,000,000                 City of Rochester Minnesota, 5.0%, 11/15/29                 $     3,642,630
          2,400,000                 City of Rochester Minnesota, 5.0%, 11/15/36                       2,955,360
            600,000                 University of Minnesota, 4.0%, 1/1/20                               643,152
          1,000,000                 University of Minnesota, 4.0%, 1/1/29                             1,091,110
            860,000                 University of Minnesota, 4.0%, 1/1/30                               929,763
          2,875,000                 University of Minnesota, 5.0%, 4/1/33                             3,377,061
                                                                                                ---------------
                                                                                                $    12,639,076
---------------------------------------------------------------------------------------------------------------
                                    Mississippi -- 0.3%
          2,750,000                 County of Warren Mississippi, International Paper
                                    Co-Series A, 5.8%, 5/1/34                                   $     3,058,220
---------------------------------------------------------------------------------------------------------------
                                    Missouri -- 1.4%
          2,500,000                 Health & Educational Facilities Authority of the
                                    State of Missouri, CoxHealth Hospital, Series A,
                                    5.0%, 11/15/35                                              $     2,753,800
          4,000,000                 Health & Educational Facilities Authority of the
                                    State of Missouri, Mercy Health-Series F,
                                    4.0%, 11/15/45                                                    4,005,200
          2,000,000                 Missouri Development Finance Board, City of
                                    Independence -- Annual Appropriation Sewer System,
                                    5.25%, 11/1/42                                                    2,176,820
             75,000                 Missouri State Environmental Improvement &
                                    Energy Resources Authority, Unrefunded Bal-St
                                    Revolving, 5.125%, 1/1/20                                            75,251
          5,500,000                 University of Missouri, 5.0%, 11/1/25                             6,551,820
                                                                                                ---------------
                                                                                                $    15,562,891
---------------------------------------------------------------------------------------------------------------
                                    New Hampshire -- 1.0%
          1,155,000                 New Hampshire Health and Education Facilities
                                    Authority Act, 5.0%, 10/1/32                                $     1,180,895
            860,000                 New Hampshire Health and Education Facilities
                                    Authority Act, 5.0%, 10/1/37                                        878,370
          7,850,000                 New Hampshire Health and Education Facilities
                                    Authority Act, 6.5%, 1/1/41                                       8,910,770
                                                                                                ---------------
                                                                                                $    10,970,035
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    New Jersey -- 1.8%
          5,000,000                 New Jersey Educational Facilities Authority,
                                    5.0%, 7/1/27                                                $     6,129,800
          3,000,000                 New Jersey Educational Facilities Authority,
                                    Princeton University-Series B, 5.0%, 7/1/39                       3,334,440
          5,115,000                 New Jersey Health Care Facilities Financing
                                    Authority, Trinitas Hospital Oblig Grp-Series A,
                                    5.25%, 7/1/30                                                     5,196,738
          2,000,000                 New Jersey Transportation Trust Fund Authority,
                                    Transportation System-Series A, 5.5%, 6/15/41
                                    (ST APPROP Insured)                                               2,066,080
          1,640,000                 Township of Plainsboro New Jersey, 2.0%, 8/1/24 (f)               1,597,803
          1,850,000                 Township of Plainsboro New Jersey, 2.0%, 8/1/25 (f)               1,774,168
                                                                                                ---------------
                                                                                                $    20,099,029
---------------------------------------------------------------------------------------------------------------
                                    New York -- 2.6%
          2,500,000                 Albany Industrial Development Agency, St Peters
                                    Hospital Project-Series A, 5.25%, 11/15/32                  $     2,591,300
          3,700,000                 New York Counties Tobacco Trust V, 6/1/38 (c)                     1,042,031
          3,250,000                 New York State Dormitory Authority, 5.0%, 10/1/45                 4,142,938
          5,015,000                 New York State Dormitory Authority, 5.0%, 3/15/31                 5,818,904
          5,030,000                 New York State Dormitory Authority, Columbia
                                    University, 5.0%, 10/1/41                                         5,591,650
          5,515,000                 New York State Dormitory Authority, Insured-FIT
                                    Student Housing Corp., 5.25%, 7/1/24
                                    (NATL Insured)                                                    6,220,755
          1,500,000                 Port Authority of New York & New Jersey,
                                    Consolidated Ninety-Third Series, 6.125%, 6/1/94                  1,803,060
          2,925,000                 White Plains City School District, 2.0%, 5/15/28
                                    (ST AID WITHHLDG Insured) (f)                                     2,540,772
                                                                                                ---------------
                                                                                                $    29,751,410
---------------------------------------------------------------------------------------------------------------
                                    North Carolina -- 3.0%
          3,000,000                 City of Charlotte North Carolina Storm Water
                                    Revenue, 4.0%, 12/1/43                                      $     3,138,840
          4,800,000                 City of Fayetteville North Carolina Public Works
                                    Commission Revenue, 3.0%, 3/1/33                                  4,551,072
          2,000,000                 City of Raleigh North Carolina, 5.0%, 9/1/20 (f)                  2,242,080
          6,565,000                 City of Raleigh North Carolina, 5.0%, 9/1/28 (f)                  8,219,511
          5,400,000                 North Carolina Municipal Power Agency No 1,
                                    5.0%, 1/1/28                                                      6,339,600
          2,500,000                 State of North Carolina, 5.0%, 6/1/27 (f)                         3,059,025
          5,000,000                 State of North Carolina, 5.0%, 6/1/28 (f)                         6,085,750
                                                                                                ---------------
                                                                                                $    33,635,878
---------------------------------------------------------------------------------------------------------------
                                    North Dakota -- 0.5%
          5,000,000                 County of McLean North Dakota, Great River
                                    Energy-Series B, 5.15%, 7/1/40                              $     5,240,150
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 23

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Ohio -- 3.9%
         10,000,000                 Buckeye Tobacco Settlement Financing
                                    Authority, 5.75%, 6/1/34                                    $     8,637,700
          7,000,000                 Buckeye Tobacco Settlement Financing
                                    Authority, 6.5%, 6/1/47                                           6,491,030
          1,500,000                 County of Cuyahoga Ohio, Eliza Jennings Sr
                                    Care-Series A, 6.0%, 5/15/37                                      1,505,820
          1,500,000                 County of Cuyahoga Ohio, Eliza Jennings Sr
                                    Care-Series A, 6.0%, 5/15/42                                      1,505,475
            800,000                 County of Lake Ohio, 6.0%, 8/15/43                                  847,848
          4,200,000                 County of Lake Ohio, 6.0%, 8/15/43 (Pre-Refunded)                 4,524,282
         10,000,000                 JobsOhio Beverage System, 5.0%, 1/1/38                           11,033,400
          1,000,000       3.75      Ohio Air Quality Development Authority, Floating
                                    Rate Note, 12/1/23                                                  418,470
          2,450,000       3.10      Ohio Air Quality Development Authority, Floating
                                    Rate Note, 3/1/23                                                 1,025,056
          3,000,000       4.25      Ohio Air Quality Development Authority, Floating
                                    Rate Note, 8/1/29                                                 2,704,170
          5,000,000                 State of Ohio, Common Schools, Series B,
                                    5.0%, 6/15/29 (f)                                                 5,734,000
                                                                                                ---------------
                                                                                                $    44,427,251
---------------------------------------------------------------------------------------------------------------
                                    Oklahoma -- 0.4%
          3,735,000                 McGee Creek Authority, 6.0%, 1/1/23
                                    (NATL Insured)                                              $     4,086,090
---------------------------------------------------------------------------------------------------------------
                                    Oregon -- 0.7%
          3,000,000                 Deschutes & Jefferson Counties School District
                                    No 2J Redmond Oregon, 3.0%, 6/15/32
                                    (SCH BD GTY Insured) (f)                                    $     2,969,940
          2,000,000                 Multnomah County School District No 40,
                                    6/15/30 (SCH BD GTY Insured) (c)                                  1,260,460
          2,000,000                 Multnomah County School District No 40,
                                    6/15/31 (SCH BD GTY Insured) (c)                                  1,212,420
          1,715,000                 Multnomah County School District No 40,
                                    6/15/32 (SCH BD GTY Insured) (c)                                    997,890
          1,500,000                 Oregon Health & Science University, 5.0%, 7/1/28                  1,751,865
                                                                                                ---------------
                                                                                                $     8,192,575
---------------------------------------------------------------------------------------------------------------
                                    Pennsylvania -- 2.9%
          1,300,000       3.50      Beaver County Industrial Development Authority,
                                    FirstEnergy Nuclear-Series B, Floating Rate
                                    Note, 12/1/35                                               $       543,426
          1,450,000       4.25      Beaver County Industrial Development Authority,
                                    Floating Rate Note, 10/1/47                                       1,307,088
          4,095,000                 Dauphin County General Authority, 5.0%, 6/1/42                    4,395,737
          3,725,000                 Delaware County Industrial Development Authority
                                    Pennsylvania, 5.125%, 6/1/46                                      3,280,310

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Pennsylvania -- (continued)
          1,000,000                 Pennsylvania Higher Educational Facilities
                                    Authority, Edinboro University Foundation,
                                    6.0%, 7/1/43                                                $     1,145,250
         11,500,000       1.07      Pennsylvania Higher Educational Facilities
                                    Authority, Foundation Indiana University PA-Series A,
                                    Floating Rate Note, 7/1/39 (XLCA Insured)                         8,886,050
          4,750,000                 Pennsylvania Higher Educational Facilities
                                    Authority, Thomas Jefferson University,
                                    5.0%, 9/1/39                                                      5,230,938
          1,000,000                 Pennsylvania Higher Educational Facilities
                                    Authority, University Pptys., Inc., East Stroudsburg,
                                    5.0%, 7/1/42                                                      1,020,910
          3,435,000                 Pennsylvania Turnpike Commission, 5.3%, 12/1/41                   3,683,797
          2,500,000                 Philadelphia Authority for Industrial Development,
                                    Children's Hospital Philadelphia Project Series A,
                                    5.0%, 7/1/42                                                      2,814,025
                                                                                                ---------------
                                                                                                $    32,307,531
---------------------------------------------------------------------------------------------------------------
                                    Puerto Rico -- 0.4%
          7,000,000                 Commonwealth of Puerto Rico, 8.0%, 7/1/35 (d) (f)           $     4,716,250
---------------------------------------------------------------------------------------------------------------
                                    Rhode Island -- 0.7%
        100,000,000                 Tobacco Settlement Financing Corp. Rhode
                                    Island, 6/1/52 (c)                                          $     7,496,000
---------------------------------------------------------------------------------------------------------------
                                    South Carolina -- 1.6%
          1,000,000                 SCAGO Educational Facilities Corp for Pickens
                                    School District, 3.25%, 12/1/28                             $       985,470
          8,265,000                 South Carolina State Public Service Authority,
                                    Santee Cooper-Series D, 5.0%, 12/1/43                             9,025,380
          8,675,000                 South Carolina Transportation Infrastructure Bank,
                                    3.0%, 10/1/33                                                     7,701,231
            500,000                 State of South Carolina, 5.0%, 4/1/20 (f)                           555,005
                                                                                                ---------------
                                                                                                $    18,267,086
---------------------------------------------------------------------------------------------------------------
                                    South Dakota -- 0.0%+
             65,000                 South Dakota Conservancy District, St Revolving
                                    Fd-Series A, 5.625%, 8/1/17 (Pre-Refunded)                  $        65,254
---------------------------------------------------------------------------------------------------------------
                                    Texas -- 11.2%
          7,100,000                 Central Texas Regional Mobility Authority, 1/1/25 (c)       $     5,187,686
          3,550,000                 Central Texas Regional Mobility Authority, 1/1/26 (c)             2,483,083
          3,000,000                 Central Texas Regional Mobility Authority, 1/1/27 (c)             2,006,850
          2,500,000                 Central Texas Regional Mobility Authority,
                                    6.75%, 1/1/41 (Pre-Refunded)                                      2,955,675
          5,000,000                 City of Pearland Texas, 4.0%, 3/1/29 (f)                          5,326,500
         11,900,000                 Dallas Area Rapid Transit, 5.0%, 12/1/33                         13,656,678
          8,285,000                 Dallas Area Rapid Transit, 5.25%, 12/1/29
                                    (AMBAC Insured)                                                  10,233,135
         10,000,000                 Dallas County Utility & Reclamation District,
                                    5.375%, 2/15/29 (AMBAC Insured) (f)                              10,057,000

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 25

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Texas -- (continued)
          5,080,000                 Eagle Mountain & Saginaw Independent School
                                    District, 3.0%, 8/15/29 (PSF-GTD Insured) (f)               $     4,974,488
          5,000,000                 Grapevine-Colleyville Independent School District,
                                    5.0%, 8/15/27 (PSF-GTD Insured) (f)                               5,954,250
          1,000,000                 Harris County Cultural Education Facilities
                                    Finance Corp., YMCA Gtr Houston Area-Series,
                                    5.0%, 6/1/28                                                      1,085,500
            500,000                 Harris County Cultural Education Facilities
                                    Finance Corp., YMCA Gtr Houston Area-Series,
                                    5.0%, 6/1/33                                                        532,705
          2,750,000                 Houston Higher Education Finance Corp., Rice
                                    University Project-Series A, 5.0%, 5/15/35                        3,004,650
          5,000,000                 Lubbock-Cooper Independent School District,
                                    4.0%, 2/15/49 (PSF-GTD Insured) (f)                               5,091,500
          2,000,000                 New Hope Cultural Education Facilities Finance
                                    Corp., 4.75%, 7/1/51                                              2,016,560
          4,000,000                 North Texas Tollway Authority, 5.0%, 1/1/30                       4,577,680
          5,000,000                 North Texas Tollway Authority, 5.0%, 1/1/35                       5,556,400
          2,000,000                 North Texas Tollway Authority, 5.0%, 1/1/38                       2,180,660
          7,525,000                 State of Texas, 5.0%, 4/1/29 (f)                                  8,742,545
          4,000,000                 Texas Municipal Gas Acquisition & Supply Corp. III,
                                    5.0%, 12/15/31                                                    4,218,800
         10,410,000                 Texas Private Activity Bond Surface Transportation
                                    Corp., Sr Lien-LBJ Infrastructure, 7.0%, 6/30/40                 11,925,384
          2,755,000                 Texas State Public Finance Authority Charter School
                                    Finance Corp., Ed-Cosmos Foundation Inc-Series A,
                                    6.2%, 2/15/40                                                     3,124,390
          4,500,000                 Texas Transportation Commission State Highway
                                    Fund, 5.0%, 4/1/23                                                5,268,780
          5,000,000                 The University of Texas System, 5.0%, 8/15/24                     5,963,800
                                                                                                ---------------
                                                                                                $   126,124,699
---------------------------------------------------------------------------------------------------------------
                                    Utah -- 1.1%
            410,000                 Utah State Charter School Finance Authority,
                                    North Davis Preparatory, 5.75%, 7/15/20                     $       429,742
          7,000,000                 Utah Transit Authority, 3.0%, 12/15/29                            6,597,360
          4,835,000                 Utah Transit Authority, 5.0%, 6/15/31                             5,639,060
                                                                                                ---------------
                                                                                                $    12,666,162
---------------------------------------------------------------------------------------------------------------
                                    Vermont -- 0.4%
          4,285,000                 University of Vermont & State Agricultural College,
                                    4.0%, 10/1/32                                               $     4,482,196
---------------------------------------------------------------------------------------------------------------
                                    Virginia -- 6.1%
          1,170,000                 City of Manassas Virginia, 2.0%, 7/1/31
                                    (ST AID WITHHLDG Insured) (f)                               $       998,010
         10,450,000                 County of Fairfax Virginia, 4.0%, 10/1/34
                                    (ST AID WITHHLDG Insured) (f)                                    11,130,400

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                    Virginia -- (continued)
         18,490,000                 Tobacco Settlement Financing Corp. Virginia,
                                    5.0%, 6/1/47                                                $    15,740,352
         12,000,000                 University of Virginia, 4.0%, 4/1/45                             12,443,760
          4,000,000                 University of Virginia, 5.0%, 6/1/37                              4,541,360
          5,000,000                 University of Virginia, 5.0%, 6/1/43                              5,645,250
          5,000,000                 Upper Occoquan Sewage Authority, 4.0%, 7/1/41                     5,182,500
          5,000,000                 Virginia Public School Authority, 4.0%, 8/1/25
                                    (ST AID WITHHLDG Insured)                                         5,567,700
          7,500,000                 Washington County Industrial Development
                                    Authority Virginia, Mountain States Health
                                    Alliance-Series C, 7.75%, 7/1/38                                  8,199,750
                                                                                                ---------------
                                                                                                $    69,449,082
---------------------------------------------------------------------------------------------------------------
                                    Washington -- 6.6%
         10,000,000                 FYI Properties, Washington St District Project,
                                    5.5%, 6/1/39                                                $    10,754,900
         10,000,000                 King County Housing Authority, Birch Creek Apts
                                    Project, 5.5%, 5/1/38 (CNTY GTD Insured)                         10,503,000
          3,000,000                 King County Public Hospital District No. 1,
                                    5.25%, 12/1/37 (f)                                                3,172,050
          5,000,000                 King County School District No 411 Issaquah,
                                    4.0%, 12/1/31 (SCH BD GTY Insured) (f)                            5,352,400
          3,000,000                 King County School District No 411 Issaquah,
                                    4.5%, 12/1/30 (SCH BD GTY Insured) (f)                            3,326,760
          1,500,000                 Public Utility District No. 1 of Franklin County,
                                    5.0%, 9/1/38                                                      1,645,830
         10,390,000                 State of Washington, 5.0%, 7/1/30 (f)                            12,050,945
          5,000,000                 State of Washington, 5.0%, 8/1/36 (f)                             5,587,150
          6,685,000                 University of Washington, 5.0%, 6/1/28                            7,902,606
          5,600,000                 University of Washington, 5.0%, 6/1/37
                                    (Pre-Refunded) (AMBAC Insured)                                    5,696,992
          5,000,000                 Washington Health Care Facilities Authority,
                                    Providence Health -- Series C, 5.25%,
                                    10/1/33 (AGM Insured)                                             5,291,850
          2,400,000                 Washington Health Care Facilities Authority, VA
                                    Mason Medical-Series A, 6.125%, 8/15/37                           2,457,624
            620,000                 Washington State Housing Finance Commission,
                                    Skyline At First Hill Project-Series A, 5.25%, 1/1/17               620,074
                                                                                                ---------------
                                                                                                $    74,362,181
---------------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $1,102,100,266)                                       $ 1,114,267,572
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 27

---------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                                    Claim -- 0.1%
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                    Research & Consulting Services -- 0.1%
                200                 CMS Liquidating Trust*                                      $       544,950
                                                                                                ---------------
                                    Total Commercial Services & Supplies                        $       544,950
---------------------------------------------------------------------------------------------------------------
                                    TOTAL Claim
                                    (Cost $640,000)                                             $       544,950
---------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 98.9%
                                    (Cost $1,102,740,266) (a)                                   $ 1,114,812,522
---------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 1.1%                          $    12,683,654
---------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                        $ 1,127,496,176
===============================================================================================================

+               Amount rounds to less than 0.1%.

*               Non-income producing security.

(Pre-Refunded)  Pre-Refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,102,379,848 was as follows:

                  Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                                $ 37,795,293

                  Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                                 (25,362,619)
                                                                                             ------------
                  Net unrealized appreciation                                                $ 12,432,674
                                                                                             ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)             Security is in default.

(e)             Consists of Revenue Bonds unless otherwise indicated.

(f)             Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 aggregated to $357,850,532 and $201,828,117, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended December 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $37,891,757 and $24,379,209, respectively, which resulted in a net realized gain/loss of $--.

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
              Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                      Level 1           Level 2              Level 3    Total
-------------------------------------------------------------------------------------------------------
  Municipal Bonds                     $ --              $1,114,267,572       $ --       $1,114,267,572
  Claim                                 --                     544,950         --              544,950
-------------------------------------------------------------------------------------------------------
  Total                               $ --              $1,114,812,522       $ --       $1,114,812,522
=======================================================================================================

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 29

Statement of Assets and Liabilities | 12/31/16

ASSETS:
  Investment in securities (cost $1,102,740,266)                             $1,114,812,522
  Cash                                                                            5,646,121
  Receivables --
     Investment securities sold                                                     575,000
     Fund shares sold                                                             6,035,286
     Interest                                                                    13,701,818
  Due from Pioneer Investment Management, Inc.                                      125,677
  Other assets                                                                       49,357
-------------------------------------------------------------------------------------------
        Total assets                                                         $1,140,945,781
===========================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                                $   12,171,252
      Distributions                                                                 936,755
   Due to affiliates                                                                 62,839
   Accrued expenses                                                                 278,759
-------------------------------------------------------------------------------------------
         Total liabilities                                                   $   13,449,605
===========================================================================================
NET ASSETS:
  Paid-in capital                                                            $1,126,942,792
  Undistributed net investment income                                             2,483,724
  Accumulated net realized loss on investments                                  (14,002,596)
  Net unrealized appreciation on investments                                     12,072,256
-------------------------------------------------------------------------------------------
        Net assets                                                           $1,127,496,176
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (Based on $690,990,552/48,940,121 shares)                         $        14.12
   Class C (Based on $61,831,867/4,416,066 shares)                           $        14.00
   Class Y (Based on $374,673,757/26,613,235 shares)                         $        14.08
MAXIMUM OFFERING PRICE:
   Class A ($14.12 (divided by) 95.5%)                                       $        14.79
===========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Statement of Operations

For the Year Ended 12/31/16

INVESTMENT INCOME:
   Interest                                                           $42,458,516
---------------------------------------------------------------------------------------------------
        Total investment income                                                        $ 42,458,516
===================================================================================================
EXPENSES:
  Management fees                                                     $ 5,297,396
  Transfer agent fees
     Class A                                                              194,285
     Class C                                                               15,713
     Class Y                                                              329,711
  Distribution fees
     Class A                                                            1,834,928
     Class C                                                              641,126
  Shareholder communication expense                                       372,061
  Administrative expense                                                  405,852
  Custodian fees                                                           17,225
  Registration fees                                                       107,807
  Professional fees                                                        87,648
  Printing expense                                                         37,365
  Fees and expenses of nonaffiliated Trustees                              52,667
  Miscellaneous                                                           136,475
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  9,530,259
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                        $   (353,122)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  9,177,137
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $ 33,281,379
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                              $   (501,420)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
     on investments                                                                    $(45,545,050)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $(46,046,470)
---------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                 $(12,765,091)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 31

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                 Year               Year
                                                                 Ended              Ended
                                                                 12/31/16           12/31/15
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   33,281,379     $   30,934,098
Net realized gain (loss) on investments and class actions              (501,420)         1,087,526
Change in net unrealized appreciation (depreciation)
  on investments                                                    (45,545,050)        10,693,964
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $  (12,765,091)    $   42,715,588
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.42 and $0.53 per share, respectively)          $  (20,816,818)    $  (25,534,747)
      Class C ($0.31 and $0.42 per share, respectively)              (1,328,080)        (1,463,905)
      Class Y ($0.46 and $0.57 per share, respectively)             (12,226,369)        (9,698,538)
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $  (34,371,267)    $  (36,697,190)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  466,834,696     $  382,567,032
Reinvestment of distributions                                        22,394,689         25,155,007
Cost of shares repurchased                                         (355,742,723)      (216,944,808)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                 $  133,486,662     $  190,777,231
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                 $   86,350,304     $  196,795,629
NET ASSETS:
Beginning of year                                                $1,041,145,872     $  844,350,243
---------------------------------------------------------------------------------------------------
End of year                                                      $1,127,496,176     $1,041,145,872
===================================================================================================
Undistributed net investment income                              $    2,483,724     $    3,573,633
===================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------------
                                Year              Year                 Year          Year
                                Ended             Ended                Ended         Ended
                                12/31/16          12/31/16             12/31/15      12/31/15
                                Shares            Amount               Shares        Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                       7,131,459       $ 105,628,328         4,720,633    $  68,378,870
Reinvestment of
   distributions                  1,124,626          16,593,480         1,375,171       19,866,929
Less shares repurchased          (7,905,684)       (115,543,640)       (5,746,525)     (82,804,796)
---------------------------------------------------------------------------------------------------
      Net increase                  350,401       $   6,678,168           349,279    $   5,441,003
===================================================================================================
Class C
Shares sold                       1,486,712       $  21,826,924           953,781    $  13,697,345
Reinvestment of
   distributions                     71,480           1,045,960            81,505        1,167,507
Less shares repurchased            (922,793)        (13,280,298)         (575,775)      (8,231,221)
---------------------------------------------------------------------------------------------------
      Net increase                  635,399       $   9,592,586           459,511    $   6,633,631
===================================================================================================
Class Y
Shares sold                      23,001,360       $ 339,379,444        20,776,039    $ 300,490,817
Reinvestment of
   distributions                    323,192           4,755,249           286,196        4,120,571
Less shares repurchased         (15,722,292)       (226,918,785)       (8,795,144)    (125,908,791)
---------------------------------------------------------------------------------------------------
      Net increase                7,602,260       $ 117,215,908        12,267,091    $ 178,702,597
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 33

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year          Year          Year         Year
                                                                Ended        Ended         Ended         Ended        Ended
                                                                12/31/16     12/31/15      12/31/14      12/31/13     12/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  14.60     $  14.49      $  13.25      $  14.56     $  13.40
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.40(d)  $   0.44(d)   $   0.49      $   0.61     $   0.61
   Net realized and unrealized gain (loss) on investments          (0.46)        0.20          1.29         (1.37)        1.09
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  (0.06)    $   0.64      $   1.78      $  (0.76)    $   1.70
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.42)    $  (0.53)     $  (0.54)     $  (0.55)    $  (0.54)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (0.42)    $  (0.53)     $  (0.54)     $  (0.55)    $  (0.54)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.48)    $   0.11      $   1.24      $  (1.31)    $   1.16
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  14.12     $  14.60      $  14.49      $  13.25     $  14.56
==================================================================================================================================
Total return*                                                      (0.50)%       4.51%        13.61%(b)     (5.33)%      12.87%(a)
Ratio of net expenses to average net assets (c)                     0.81%        0.82%         0.83%         0.82%        0.82%
Ratio of net investment income (loss) to average net assets         2.73%        3.08%         3.46%         4.16%        4.35%
Portfolio turnover rate                                               18%          21%           29%           15%          17%
Net assets, end of period (in thousands)                        $690,991     $709,616      $699,229      $649,007     $824,216
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                             0.81%        0.83%         0.85%         0.84%        0.83%
   Net investment income (loss) to average net assets               2.73%        3.07%         3.44%         4.14%        4.33%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.64%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(c) Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

----------------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year          Year          Year         Year
                                                                Ended        Ended         Ended         Ended        Ended
                                                                12/31/16     12/31/15      12/31/14      12/31/13     12/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $ 14.48      $ 14.37       $ 13.14       $ 14.44      $  13.29
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.29(d)   $  0.33(d)    $  0.36       $  0.49      $   0.49
   Net realized and unrealized gain (loss) on investments         (0.46)        0.20          1.30         (1.35)         1.09
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ (0.17)     $  0.53       $  1.66       $ (0.86)     $   1.58
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.31)     $ (0.42)      $ (0.43)      $ (0.44)     $  (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.31)     $ (0.42)      $ (0.43)      $ (0.44)     $  (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.48)     $  0.11       $  1.23       $ (1.30)     $   1.15
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 14.00      $ 14.48       $ 14.37       $ 13.14      $  14.44
==================================================================================================================================
Total return*                                                     (1.27)%       3.74%        12.75%(b)     (6.05)%       12.03%(a)
Ratio of net expenses to average net assets (c)                    1.56%        1.56%         1.60%         1.59%         1.58%
Ratio of net investment income (loss) to average net assets        1.98%        2.33%         2.69%         3.39%         3.58%
Portfolio turnover rate                                              18%          21%           29%           15%           17%
Net assets, end of period (in thousands)                        $61,832      $54,752       $47,734       $37,291      $ 45,106
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.87%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(c) Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 35

----------------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year          Year          Year         Year
                                                                Ended        Ended         Ended         Ended        Ended
                                                                12/31/16     12/31/15      12/31/14      12/31/13     12/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  14.56     $  14.44       $ 13.21      $ 14.52      $ 13.37
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.44(d)  $   0.48(d)    $  0.46      $  0.68      $  0.63
   Net realized and unrealized gain (loss) on investments          (0.46)        0.21          1.35        (1.41)        1.10
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  (0.02)    $   0.69       $  1.81      $ (0.73)     $  1.73
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.46)    $  (0.57)      $ (0.58)     $ (0.58)     $ (0.58)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (0.46)    $  (0.57)      $ (0.58)     $ (0.58)     $ (0.58)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.48)    $   0.12       $  1.23      $ (1.31)     $  1.15
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  14.08     $  14.56       $ 14.44      $ 13.21      $ 14.52
==================================================================================================================================
Total return*                                                      (0.25)%       4.86%        13.86%(b)    (5.10)%      13.12%(a)
Ratio of net expenses to average net assets (c)                     0.55%        0.55%         0.56%        0.55%        0.55%
Ratio of net investment income (loss) to average net assets         2.98%        3.34%         3.70%        4.41%        4.60%
Portfolio turnover rate                                               18%          21%           29%          15%          17%
Net assets, end of period (in thousands)                        $374,674     $276,778       $97,387      $57,739      $86,296
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                             0.64%        0.64%        0.65%        0.67%        0.58%
   Net investment income (loss) to average net assets               2.89%        3.25%        3.61%        4.29%        4.57%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.85%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(c) Includes interest expense of 0.00% 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Notes to Financial Statements | 12/31/16

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 37

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Shares of open-end registered investment companies (including money market mutual funds) are valued at such Fund's net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

    Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.  Investment Income and Transactions

    Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Fund reclassified $21 to decrease undistributed net investment income, $31,743,708 to decrease accumulated net realized loss on investments and $31,743,687 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 39

    At December 31, 2016, the Fund had a net capital loss carryforward of $13,501,197 which will expire in 2017 if not utilized. Included in this amount is $5,429,124 of capital losses which, as a result of the reorganization with Pioneer Tax Free Income Fund on March 5, 2010, may be subject to limitations imposed by the Internal Revenue Code. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

    At December 31, 2016, the Fund was permitted to carry forward indefinitely $411,143 of short-term losses under the Regulated Investment Company Modernization Act of 2010, without limitation.

    The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

    --------------------------------------------------------------------------------
                                                            2016                2015
    --------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                  $   518,825        $    312,500
    Tax-exempt income                                 33,852,442          36,384,690
    --------------------------------------------------------------------------------
          Total                                      $34,371,267        $ 36,697,190
    ================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2016:

    --------------------------------------------------------------------------------
                                                                                2016
    --------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed tax-exempt income                                     $  2,033,050
    Capital loss carryforward                                            (13,912,340)
    Net unrealized appreciation                                           12,432,674
    --------------------------------------------------------------------------------
         Total                                                          $    553,384
    ================================================================================

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization, and tax adjustments on defaulted bonds.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $66,217 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2016.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 41 of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million of the Fund's average daily net assets; and 0.40% of the Fund's average daily net assets over $750 million. For the year ended December 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2018 for Class A and Class Y shares. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,462 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended December 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $179,026
Class C                                                                   15,343
Class Y                                                                  177,692
--------------------------------------------------------------------------------
  Total                                                                 $372,061
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,377 in distribution fees payable to PFD at December 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2016, CDSCs in the amount of $14,738 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 43 facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2016, the Fund had no borrowings under the credit facility.

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of
Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer AMT-Free Municipal Fund (the "Fund") (one of the funds constituting Pioneer Series Trust II), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Diloitte & Touch LLP

Boston, Massachusetts
February 22, 2017

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 45

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 100.8%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 47

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's management fee was approximately two basis points higher than the median management fee paid by other funds in its Morningstar peer group, and approximately the same as the management fee at the bottom of the third quintile. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the Fund's expense ratio was approximately two basis points higher than the median expense ratio paid by other funds in its Morningstar peer group, and less than one basis point higher than the expense ratio at the bottom of the third quintile. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 49 in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier     Inc. (technology products for securities        processing provider for
                               retirement or removal. lending industry); and Senior Executive Vice    financial services industry)
                                                      President, The Bank of New York (financial and  (2009 - present); Director,
                                                      securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)             Trustee since 2005.    Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a         Advisors (corporate advisory services company)  Trust (publicly-traded
                               successor trustee is   (1997 - 2004 and 2008 - present); Interim       mortgage REIT) (2004 - 2009,
                               elected or earlier     Chief Executive Officer, Oxford Analytica,      2012 - present); Director of
                               retirement or removal. Inc. (privately-held research and consulting    The Swiss Helvetia Fund, Inc.
                                                      company) (2010); Executive Vice President and   (closed-end fund) (2010 -
                                                      Chief Financial Officer, I-trax, Inc.           present); Director of Oxford
                                                      (publicly traded health care services company)  Analytica, Inc. (2008 -
                                                      (2004 - 2007); and Executive Vice President     present); and Director of
                                                      and Chief Financial Officer, Pedestal Inc.      Enterprise Community
                                                      (internet-based mortgage trading company)       Investment, Inc.
                                                      (2000 - 2002); Private consultant (1995-1997),  (privately-held affordable
                                                      Managing Director, Lehman Brothers (investment  housing finance company) (1985
                                                      banking firm) (1992-1995); and Executive, The   - 2010)
                                                      World Bank (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)      Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                   Mellon Institutional Funds
                               elected or earlier                                                     Master Portfolio (oversaw 17
                               retirement or removal.                                                 portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)      Trustee since 2004.    Founding Director, Vice President and           None
Trustee                        Serves until a         Corporate Secretary, The Winthrop Group, Inc.
                               successor trustee is   (consulting firm) (1982 - present); Desautels
                               elected or earlier     Faculty of Management, McGill University (1999
                               retirement or removal. - present); and Manager of Research Operations and Organizational Learning, Xerox PARC,
                                                      Xerox's advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)       Trustee since 2004.    President and Chief Executive Officer, Newbury  Director of New America High
Trustee                        Serves until a         Piret Company (investment banking firm) (1981   Income Fund, Inc. (closed-end
                               successor trustee is   - present)                                      investment company) (2004 -
                               elected or earlier                                                     present); and Member, Board of
                               retirement or removal.                                                 Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)         Trustee since 2014.    Consultant (investment company services) (2012  None
Trustee                        Serves until a         - present); Executive Vice President, BNY
                               successor trustee is   Mellon (financial and investment company
                               elected or earlier     services) (1969 - 2012); Director, BNY
                               retirement or removal. International Financing Corp. (financial services) (2002 - 2012); and Director, Mellon
                                                      Overseas Investment Corp. (financial services)
                                                      (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Trustee since 2014.    Director and Executive Vice President (since    None
Trustee                        Serves until a         2008) and Chief Investment Officer, U.S.
                               successor trustee is   (since 2010) of Pioneer Investment
                               elected or earlier     Management-USA (PIM-USA); Executive Vice
                               retirement or removal. President of Pioneer (since 2008); Executive
                                                      Vice President of Pioneer Institutional Asset
                                                      Management, Inc. (since 2009); and Portfolio
                                                      Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 55

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**        Advisory Trustee since Chief Investment Officer, 1199 SEIU Funds       Trustee of Pioneer closed-end
Advisory Trustee               2014.                  (healthcare workers union pension funds) (2001  investment companies (5
                                                      - present); Vice President - International      portfolios) (Sept. 2015 -
                                                      Investments Group, American International       present)
                                                      Group, Inc. (insurance company) (1993 - 2001);
                                                      Vice President, Corporate Finance and Treasury
                                                      Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                      1993); Vice President - Asset/Liability
                                                      Management Group, Federal Farm Funding
                                                      Corporation (government-sponsored issuer of
                                                      debt securities) (1988 - 1990); Mortgage
                                                      Strategies Group, Shearson Lehman Hutton, Inc.
                                                      (investment bank) (1987 - 1988); and Mortgage
                                                      Strategies Group, Drexel Burnham Lambert, Ltd.
                                                      (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)             Since 2014. Serves at  Chair, Director, CEO and President of PIM-USA   Trustee of Pioneer closed-end
President and Chief            the discretion of the  (since September 2014); Chair, Director, CEO    investment companies (5
Executive Officer              Board.                 and President of Pioneer Investment             portfolios) (Sept. 2015 -
                                                      Management, Inc. (since September 2014);        present)
                                                      Chair, Director, CEO and President of Pioneer
                                                      Funds Distributor, Inc. (since September
                                                      2014); Chair, Director, CEO and President of
                                                      Pioneer Institutional Asset Management, Inc.
                                                      (since September 2014); and Chair, Director,
                                                      and CEO of Pioneer Investment Management
                                                      Shareholder Services, Inc. (since September
                                                      2014); Managing Director, Morgan Stanley
                                                      Investment Management (2010 - 2013); and
                                                      Director of Institutional Business, CEO of
                                                      International, Eaton Vance Management (2005 -
                                                      2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)     Since 2004. Serves at  Vice President and Associate General Counsel    None
Secretary and                  the discretion of the  of Pioneer since January 2008; Secretary and
Chief Legal Officer            Board.                 Chief Legal Officer of all of the Pioneer
                                                      Funds since June 2010; Assistant Secretary of
                                                      all of the Pioneer Funds from September 2003
                                                      to May 2010; and Vice President and Senior
                                                      Counsel of Pioneer from July 2002 to December
                                                      2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)         Since 2010. Serves at  Fund Governance Director of Pioneer since       None
Assistant Secretary            the discretion of the  December 2006 and Assistant Secretary of all
                               Board.                 the Pioneer Funds since June 2010; Manager -
                                                      Fund Governance of Pioneer from December 2003
                                                      to November 2006; and Senior Paralegal of
                                                      Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)              Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and    None
Assistant Secretary            the discretion of the  Assistant Secretary of all the Pioneer Funds
                               Board.                 since June 2010; and Counsel of Pioneer from
                                                      June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)           Since 2008. Serves at  Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief Financial  the discretion of the  Treasurer of all of the Pioneer Funds since
and Accounting Officer         Board.                 March 2008; Deputy Treasurer of Pioneer from
                                                      March 2004 to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds from
                                                      March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 57

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2004. Serves at  Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer            the discretion of the  Assistant Treasurer of all of the Pioneer
                               Board.                 Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2004. Serves at  Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer            the discretion of the  Pioneer; and Assistant Treasurer of all of the
                               Board.                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)          Since 2009. Serves at  Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer            the discretion of the  Pioneer since November 2008; Assistant
                               Board.                 Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)           Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all  None
Chief Compliance Officer       the discretion of the  the Pioneer Funds since March 2010; Chief
                               Board.                 Compliance Officer of Pioneer Institutional
                                                      Asset Management, Inc. since January 2012;
                                                      Chief Compliance Officer of Vanderbilt Capital
                                                      Advisors, LLC since July 2012: Director of
                                                      Adviser and Portfolio Compliance at Pioneer
                                                      since October 2005; and Senior Compliance
                                                      Officer for Columbia Management Advisers, Inc.
                                                      from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)           Since 2006. Serves at  Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer  the discretion of the  Pioneer and Anti-Money Laundering Officer of
                               Board.                 all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

                           This page for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16 59

                           This page for your notes.

60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 18644-11-0217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $40,362 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $37,471 for the year ended December 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $5,628
payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $5,600 for the year ended December 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
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o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
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
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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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    (2) Disclose the percentage of services described in each of paragraphs (b)
   through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $5,628 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $5,600 for the year ended December 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2017

* Print the name and title of each signing officer under his or her signature.